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                                                                    EXHIBIT 23.2

                    CONSENT OF GROSS, COLLINS + CRESS, P.C.,
                              INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 29, 1996, in Amendment No. 1 to the Registration Statement on Form S-4 (No. 333-5167) and related Proxy Statement/Prospectus of JMC Group, Inc.

GROSS, COLLINS + CRESS, P.C.

July 12, 1996
Atlanta, Georgia